Exhibit 99.3

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                       INCREASE
                                                                                                                      (DECREASE)
Line                                                   1ST QTR    2ND QTR     3RD QTR     4TH QTR    YEAR-TO-DATE    VS PRIOR YTD
                                                      --------   --------    --------    --------    ------------    ------------
     EARNINGS CONTRIBUTION
       BY SUBSIDIARY ($ MILLIONS)

1       Arizona Public Service                        $     32   $     64    $     87                  $    183        $    (59)
2       Pinnacle West Energy                                 1          1          10                        12              (3)
3       APS Energy Services                                  2         11           7                        20              30
4       SunCor                                               2          8          (1)                        9               6
5       El Dorado                                           --         (3)        (15)                      (18)            (18)
6       Parent Company                                      17         (6)         13                        24             (17)
                                                      --------   --------    --------    --------      --------        --------

7          Income Before Accounting Change                  54         75         101                       230             (61)

8       Cumulative Effect of Change in Accounting -
           Net of Tax                                       --         --          --                        --              15
                                                      --------   --------    --------    --------      --------        --------

9          Net Income                                 $     54   $     75    $    101                  $    230        $    (46)
                                                      ========   ========    ========    ========      ========        ========
     EARNINGS PER SHARE
       BY SUBSIDIARY - DILUTED

10      Arizona Public Service                        $   0.37   $   0.76    $   1.02                  $   2.15        $  (0.70)
11      Pinnacle West Energy                              0.01       0.01        0.12                      0.14           (0.03)
12      APS Energy Services                               0.03       0.13        0.08                      0.24            0.36
13      SunCor                                            0.02       0.10       (0.01)                     0.11            0.08
14      El Dorado                                           --      (0.04)      (0.18)                    (0.22)          (0.22)
15      Parent Company                                    0.20      (0.07)       0.16                      0.29           (0.21)
                                                      --------   --------    --------    --------      --------        --------

16         Income Before Accounting Change                0.63       0.89        1.19                      2.71           (0.72)

17      Cumulative Effect of Change in Accounting -
           Net of Tax                                       --         --          --                        --            0.18
                                                      --------   --------    --------    --------      --------        --------

18         Net Income                                 $   0.63   $   0.89    $   1.19                  $   2.71        $  (0.54)
                                                      ========   ========    ========    ========      ========        ========

19   BOOK VALUE PER SHARE                             $  30.06   $  30.54    $  31.39                  $  31.39        $   2.02

     COMMON SHARES OUTSTANDING -
       DILUTED (THOUSANDS)
20      Average                                         84,884     84,926      84,797                    84,859            (113)
21      End of Period                                   84,789     84,768      84,756                    84,756              93

See Glossary of Terms.                                               Page 1 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                                          --------    --------    --------    --------   ------------   ------------
     ELECTRIC OPERATING REVENUES
        (DOLLARS IN  MILLIONS)
     Retail
22      Residential                                       $    171    $    226    $    337                 $    734       $     (1)
23      Business                                               195         251         270                      716            (17)
                                                          --------    --------    --------    --------     --------       --------
24         Total retail                                        366         477         607                    1,450            (18)
                                                          --------    --------    --------    --------     --------       --------
     Wholesale revenue on delivered electricity
25      Traditional contracts                                    2           1           3                        6            (65)
26      Retail load hedge management                             2          11          99                      112           (439)
        Marketing and trading -- delivered
27         Generation sales other than native load               8           2           8                       18           (124)
28         Realized margin on electricity trading               27          14           5                       46             22
29         Other delivered electricity (a)                      34          39          53                      126           (174)
                                                          --------    --------    --------    --------     --------       --------
30         Total delivered marketing and trading                69          55          65                      190           (276)
                                                          --------    --------    --------    --------     --------       --------
31      Total delivered wholesale electricity                   73          67         167                      308           (780)
                                                          --------    --------    --------    --------     --------       --------
     Other marketing and trading
32      Realized margins on delivered commodities
           other than electricity (a)                            4           1          (3)                       2             20
33      Prior period mark-to-market (gains) losses on
           contracts delivered during current period (a)       (22)         (8)          3                      (34)           (47)
34      Change in mark-to-market for future-period
           deliveries                                           25           1          22                       55           (118)
                                                          --------    --------    --------    --------     --------       --------
35      Total other marketing and trading                        7          (6)         22                       23           (145)
                                                          --------    --------    --------    --------     --------       --------
36   Transmission for others                                     6           6           6                       18             --
37   Other miscellaneous services                                4           2           4                       10             (7)
                                                          --------    --------    --------    --------     --------       --------
38         Total electric operating revenues              $    456    $    546    $    806                 $  1,809       $   (950)
                                                          ========    ========    ========    ========     ========       ========
     ELECTRIC SALES (GWH)

     Retail sales
39      Residential                                          2,141       2,441       3,806                    8,388            203
40      Business                                             2,771       3,429       3,681                    9,881           (112)
                                                          --------    --------    --------    --------     --------       --------
41         Total retail                                      4,912       5,870       7,487                   18,269             91
                                                          --------    --------    --------    --------     --------       --------
     Wholesale electricity delivered
42      Traditional contracts                                   71         121         142                      334           (796)
43      Retail load hedge management                           158         230       1,958                    2,346           (312)
        Marketing and trading -- delivered
44         Generation sales other than native load             376          73         291                      740           (392)
45         Electricity trading                               3,109       3,596       5,908                   12,613          4,410
46         Other delivered electricity                         727         774         905                    2,406            569
                                                          --------    --------    --------    --------     --------       --------
47         Total delivered marketing and trading             4,212       4,443       7,104                   15,759          4,587
                                                          --------    --------    --------    --------     --------       --------
48      Total delivered wholesale electricity                4,441       4,794       9,204                   18,439          3,479
                                                          --------    --------    --------    --------     --------       --------
49         Total electric sales                              9,353      10,664      16,691                   36,708          3,570
                                                          ========    ========    ========    ========     ========       ========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 28 and 32. For example, line 33 shows that a prior-period mark-to-market loss of $3 million was transferred to "realized" for the third quarter of 2002. Lines 28 and 32 include amounts totaling $2 million of realized revenues for the third quarter of 2002.

See Glossary of Terms.                                               Page 2 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                                           -------     -------     -------     -------   ------------   ------------
     MARKETING AND TRADING
        PRETAX GROSS MARGIN ANALYSIS
        (DOLLARS IN  MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
        Realized margin on delivered commodities
           Electricity
50            Generation sales other than native load       $   2       $  --       $   3                   $   5          $ (72)
51            Other electricity marketing and trading (a)      33          24          19                      76             15
                                                            -----       -----       -----       -----       -----          -----
52            Total electricity                                35          24          22                      81            (57)
53         Other commodities (a)                                4           1          (3)                      2             20
                                                            -----       -----       -----       -----       -----          -----
54         Total realized margin                               39          25          19                      83            (37)
                                                            -----       -----       -----       -----       -----          -----
        Prior-period mark-to-market (gains) losses on
          contracts delivered during current period
55         Electricity (a)                                    (26)         (9)         (4)                    (31)           (29)
56         Other commodities (a)                               (6)         --           6                      (4)           (26)
57         Charge related to trading activities with Enron
              and its affiliates                               --          --          --                      --             --
                                                            -----       -----       -----       -----       -----          -----
58         Subtotal                                           (32)         (9)          2                     (35)           (55)
                                                            -----       -----       -----       -----       -----          -----
59      Total current period effects (b)                        7          16          21                      48            (92)
                                                            -----       -----       -----       -----       -----          -----
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
61      Electricity                                            34          10          25                      62           (116)
61      Other commodities                                      (2)         (7)         (2)                     (7)            (2)
                                                            -----       -----       -----       -----       -----          -----
62      Total future period effects                            32           3          23                      55           (118)
                                                            -----       -----       -----       -----       -----          -----
63   Total gross margin                                     $  40       $  19       $  44                   $ 103          $(210)
                                                            =====       =====       =====       =====       =====          =====

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

     As of September 30, 2002, Pinnacle West had accumulated mark-to-market net gains of $159 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2002, $15 million; 2003, $30 million; 2004, $34 million; 2005 and thereafter, $80 million.

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $4 million was transferred to "realized" for the third quarter of 2002. A $4 million realized gain is included in the $19 million on line 51 for the third quarter of 2002.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.                                               Page 3 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                                           -------     -------     -------     -------   ------------   ------------
     MARKETING AND TRADING
        PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
        (DOLLARS IN  MILLIONS)

     BY COMMODITY SOLD OR TRADED

64   Electricity                                            $  45       $  25       $  43                    $ 113          $(201)
65   Natural gas                                               (5)          1           3                       (1)             5
66   Coal                                                      (1)         (2)          1                       (2)           (16)
67   Emission allowances                                        1          (5)         (3)                      (7)             2
68   Other                                                     --          --          --                       --             --
                                                            -----       -----       -----       -----        -----          -----
69      Total gross margin                                  $  40       $  19       $  44                    $ 103          $(210)
                                                            =====       =====       =====       =====        =====          =====

     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
70      Generation sales other than native load             $   1       $  --       $   2                    $   3          $   3
71      Other marketing and trading                            34           9          30                       73            (11)
     APS
72      Generation sales other than native load                 1          --           1                        2            (74)
73      Other marketing and trading                            --          --          --                       --           (153)
     Pinnacle West Energy
74      Generation sales other than native load                --          --          --                       --             --
75      Other marketing and trading                            --          --          --                       --             --
     APS ES
76      Other marketing and trading                             4          10          11                       25             25
                                                            -----       -----       -----       -----        -----          -----
77   Total gross margin before income taxes                 $  40       $  19       $  44                    $ 103          $(210)
                                                            =====       =====       =====       =====        =====          =====

See Glossary of Terms.                                               Page 4 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                                           -------     -------     -------     -------   ------------   ------------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
78      Residential                                        801,000     795,681     798,590                  798,424         25,433
79      Business                                            99,335     100,096     100,318                   99,916          1,862
                                                          --------    --------    --------     --------    --------       --------
80         Total                                           900,335     895,777     898,908                  898,340         27,295
81   Wholesale customers                                        67          67          67                       67             --
                                                          --------    --------    --------     --------    --------       --------
82         Total customers                                 900,402     895,844     898,975                  898,403         27,295
                                                          ========    ========    ========     ========    ========       ========

83   Customer Growth (% over prior year)                       3.2%        3.2%        3.1%                     3.1%          (0.8)%

     RETAIL ELECTRIC SALES (GWH) -
        WEATHER NORMALIZED

84   Residential                                             2,164       2,387       3,602                    8,153            605
85   Business                                                2,774       3,392       3,675                    9,841             77
                                                          --------    --------    --------     --------    --------       --------
86         Total                                             4,938       5,779       7,277                   17,994            682
                                                          ========    ========    ========     ========    ========       ========
     RETAIL ELECTRICITY USAGE
        (KWH/AVERAGE CUSTOMER)

87   Residential                                             2,673       3,068       4,766                   10,506            (84)
88   Business                                               27,896      34,258      36,691                   98,902         (3,013)

     RETAIL ELECTRICITY USAGE -
        WEATHER NORMALIZED
        (KWH/AVERAGE CUSTOMER)

89   Residential                                             2,702       3,000       4,510                   10,211            447
90   Business                                               27,926      33,886      36,638                   98,500         (1,080)

     ELECTRICITY DEMAND (MW)

91   System peak demand                                      3,921       5,425       5,803                    5,803            116

See Glossary of Terms.                                               Page 5 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                                           -------     -------     -------     -------   ------------   ------------
     ENERGY SOURCES (GWH)

     Generation production
92      Nuclear                                              2,257       2,242       2,387                   6,886            320
93      Coal                                                 2,890       2,703       3,280                   8,873           (496)
94      Gas, oil and other                                     337         564       1,647                   2,548           (872)
                                                           -------     -------     -------     -------     -------        -------
95         Total                                             5,484       5,509       7,314                  18,307         (1,048)
                                                           -------     -------     -------     -------     -------        -------
     Purchased power
96      Firm load                                              429         846         859                   1,776           (973)
97      Marketing and trading                                3,993       4,599       8,771                  17,364          4,666
                                                           -------     -------     -------     -------     -------        -------
98         Total                                             4,422       5,445       9,630                  19,140          3,693
                                                           -------     -------     -------     -------     -------        -------
99         Total energy sources                              9,906      10,954      16,944                  37,447          2,645
                                                           =======     =======     =======     =======     =======        =======
     POWER PLANT PERFORMANCE

     Capacity Factors
100     Nuclear                                                 96%         95%        100%                     97%             5%
101     Coal                                                    78%         72%         87%                     79%            (4)%
102     Gas, oil and other                                      12%         20%         38%                     25%           (16)%
103     System average                                          62%         62%         69%                     65%            (8)%

     Generation Capacity Out of Service and Replaced
     for Native Load (average MW/day)
104     Nuclear                                                 62          66          12                      47            (41)
105     Coal                                                   184         279          88                     184             (9)
106     Gas                                                     12          18         106                      45              8
107        Total                                               258         363         206                     276            (42)

108  Generation Fuel Cost ($/MWh)                          $ 11.57     $ 11.89     $ 14.84                 $ 12.99        $ (4.30)

See Glossary of Terms.                                               Page 6 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                  1ST QTR       2ND QTR       3RD QTR      4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                                     ---------     ---------     ---------    ---------  ------------   ------------
     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
        On-Peak
109        Palo Verde                                $   26.86     $   30.65     $   35.45                 $   30.98     $ (117.92)
110        SP15                                      $   28.46     $   31.51     $   35.55                 $   31.84     $ (118.69)
        Off-Peak
111        Palo Verde                                $   22.17     $   14.10     $   18.21                 $   18.16     $  (57.82)
112        SP15                                      $   22.76     $   15.95     $   19.54                 $   19.42     $  (71.75)

     WEATHER INDICATORS

     Actual
113     Cooling degree-days                                 89         1,741         2,647                     4,477           (25)
114     Heating degree-days                                472            --            --                       472          (228)
115     Average humidity                                    28%           16%           27%                       24%          (11)%
     10-Year Averages
116     Cooling degree-days                                 71         1,458         2,454                     3,983            --
117     Heating degree-days                                556            35            --                       591            --
118     Average humidity                                    45%           25%           34%                       35%            0%

     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b) (d)
119     Single-family                                    7,514         6,456         6,062                    23,142           (97)
120     Multi-family                                       985           662         1,045                     4,031        (3,157)
                                                     ---------     ---------     ---------    ---------    ---------     ---------
121        Total                                         8,499         7,118         7,107                    27,173        (3,254)
                                                     =========     =========     =========    =========    =========     =========
     Arizona Job Growth (c) (d)
122     Payroll job growth (% over prior year)            (1.7)%        (1.1)%        (1.0)%                    (1.1)%        (2.8)%
123     Unemployment rate (%, seasonally adjusted)         5.9%          5.7%          5.9%                      5.9%          1.7%

----------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security
(d) The economic indicators reflect latest available data through periods ending August 2002 and August 2001.

See Glossary of Terms.                                               Page 7 of 7